UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):  June 3, 2015

LINKEDIN CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-35168	47-0912023
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification Number)

2029 Stierlin Court

Mountain View, CA 94043

(Address of Principal Executive Offices including Zip Code)

(650) 687-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On June 3, 2015, LinkedIn Corporation (the “Company”) held its Annual Meeting of Stockholders at the Computer History Museum in Mountain View, California (the “Meeting”). The Company stockholders voted on five proposals at the Meeting, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 17, 2015. Holders of shares of the Company stock at the close of business on April 7, 2015 were entitled to vote at the Meeting.

Each share of Class A Common Stock was entitled to one vote on each proposal and each share of Class B Common Stock was entitled to ten votes on each proposal. The Class A Common Stock and Class B Common Stock voted as a single class on all matters.

Present at the Meeting in person or by proxy were holders of 99,629,286 shares of Class A Common Stock, representing 99,629,286 votes of Class A Common Stock and holders of 15,405,621 shares of Class B Common Stock, representing 154,056,210 votes of Class B Common Stock, together representing a total of 253,685,496 votes, or more than 94% of the eligible votes, and constituting a quorum.

The final results for each of the proposals submitted to a vote of the Company’s Meeting are as follows:

1.              Election of Two Class I Directors. Each of the Class I Directors was re-elected to serve three-year terms expiring at the Company’s 2018 Annual Meeting of Stockholders and until the election and qualification of their successors. The vote for each Director is set forth in the table below:

Nominees – Class I Directors	Votes For	Votes Withheld	Broker Non-Vote
Leslie Kilgore	236,028,532	8,153,260	9,503,704
Jeffrey Weiner	243,204,052	977,740	9,503,704

2.              Ratification of Appointment of Independent Registered Public Accountant. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accountants for the fiscal year ending December 31, 2015 was ratified by the stockholders by the vote set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
251,509,038	1,724,777	451,681	0

3.              Approval of the Amendment of the Company’s 2011 Equity Incentive Plan (“Amended 2011 Plan”). The stockholders approved the amendment of the Company’s Amended 2011 Plan for purposes of (i) complying with Section 162(m) of the Internal Revenue Code, and (ii) adding a provision to automatically increase the number of shares of Class A Common Stock that may be issued under the Amended 2011 Plan on the first day of each fiscal year beginning in fiscal year 2016. The vote for the Amended 2011 Plan is set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
177,357,507	66,103,545	720,740	9,503,704

4.              Approval of the Advisory Vote on Named Executive Officer Compensation (“Say-on-Pay”). The advisory Say-on-Pay vote was approved by the stockholders, as set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
184,301,330	59,097,355	783,107	9,503,704

5.              Stockholder Proposal Regarding Board Diversity. The stockholder proposal regarding board diversity was not approved. The vote for the stockholder proposal is set forth in the table below:

Votes For	Votes Against	Votes Abstained	Broker Non-Vote
52,830,397	168,710,366	22,641,021	9,503,712

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Title or Description

10.1	2011 Equity Incentive Plan (Amended and Restated as of June 3, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2015	LINKEDIN CORPORATION

	By:	/s/ Michael J. Callahan
Michael J. Callahan
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Title or Description

10.1	2011 Equity Incentive Plan (Amended and Restated as of June 3, 2015)